FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS

27.	FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective, hedge the interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however we do not anticipate non-performance by any of our counterparties.

We manage our debt portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. Historically, we hedge accounted for certain of our interest rate swap arrangements designated as cash flow hedges. The net gains and losses had been reported in a separate component of accumulated other comprehensive income to the extent the hedges were effective. The amount recorded in accumulated other comprehensive income would have subsequently been reclassified into earnings in the same period as the hedged items affected earnings. However, since 2015, we have ceased hedge accounting for any of our derivatives.

As of December 31, 2018 and 2017, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Year end	Notional value	Maturity dates	Fixed interest rates
Interest rate swaps*:
Receiving floating, pay fixed	2018	950,000	2019/ 2021	1.23% to 1.94%
Receiving floating, pay fixed	2017	1,250,000	2018/ 2021	1.13% to 1.94%

* This excludes any interest rate swap agreements designated and qualifying cash flow hedges in our equity method investments.

Foreign currency risk

The majority of the vessels' gross earnings are receivable in U.S. dollars. The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency. However, we incur expenditure in other currencies. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

Commodity price risk

A derivative asset, representing the fair value of the estimated discounted cash flows of payments due as a result of the Brent Crude price moving above the contractual floor of $60.00 per barrel over the contract term, was recognized in December 2017 following the effectiveness of the LTA. Golar bears no downside risk should the Brent Crude price move below $60.00.

Equity price risk

Our Board of Directors have approved a share repurchase scheme, which is being partly financed through the use of total return swap or equity swap facilities with third party banks, indexed to our own shares. We carry the risk of fluctuations in the share price of those acquired shares. The banks are compensated at their cost of funding plus a margin. As at December 31, 2018, the counterparty to the equity swap transactions had acquired 3.0 million shares in the Company at an average price of $45.01. In addition, we entered into a forward contract for the acquisition of 107,000 shares in Golar Partners at an average price of $20.53. The effect of our total return swap facilities in our consolidated statement of operations as at December 31, 2018 is a loss of $30.7 million. There is, at present, no obligation for us to purchase any shares from the counterparty.

In addition to the above equity swap transactions linked to our own securities, we may, from time to time, enter into short-term equity swap arrangements relating to securities of other companies.

Fair values of financial instruments

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities;
Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data; and
Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the year.

The carrying value and fair value of our financial instruments at December 31, 2018 and 2017 are as follows:

		2018	2018	2017	2017
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value

Non-derivatives:
Cash and cash equivalents	Level 1	217,835	217,835	214,862	214,862
Restricted cash and short-term deposits	Level 1	486,426	486,426	397,815	397,815
Current portion of long-term debt and short-term debt (1)(2)	Level 2	(732,184)	(732,184)	(1,393,229)	(1,393,229)
Long-term debt – convertible bonds (2)	Level 2	(353,661)	(373,029)	(340,173)	(430,361)
Long-term debt (2)	Level 2	(1,496,351)	(1,496,351)	(701,498)	(701,498)
Derivatives:
Oil derivative instrument (6)	Level 2	84,730	84,730	94,700	94,700
Interest rate swaps asset (3)	Level 2	10,770	10,770	10,166	10,166
Foreign exchange swaps asset (3)	Level 2	—	—	51	51
Foreign exchange swaps liability (3)	Level 2	(1,322)	(1,322)	(223)	(223)
Total return equity swap liability (3)(4)	Level 2	(70,804)	(70,804)	(40,141)	(40,141)
Earn-Out Units asset (5)	Level 2	—	—	7,400	7,400

(1)	The carrying amounts of our short-term debts and loans receivable approximate their fair values because of the near term maturity of these instruments.

(2)
Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table, are gross of the deferred charges amounting to $16.8 million and $24.1 million at December 31, 2018 and December 31, 2017, respectively.

(3)
The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.

(4)	The fair value of total return equity swaps is calculated using the closing prices of the underlying listed shares, dividends paid since inception and the interest rate charged by the counterparty.

(5)
The Earn-Out Units were issued to Golar in connection with the IDR Reset transaction between Golar and Golar Partners in October 2016. In October 2018, Golar Partners reduced their quarterly distribution and, as such, the fair value of the Earn-Out Units was written down to $nil. See note 16.

(6)
The fair value of the oil derivative instrument was determined using the estimated discounted cash flows of the additional payments due to us as a result of oil prices moving above a contractual oil price floor over the term of the LTA. Significant inputs used in the valuation of the oil derivative include management’s estimate of an appropriate discount rate and the length of time to blend the long-term and the short-term oil prices obtained from quoted prices in active markets.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•
The carrying values of trade accounts receivable, trade accounts payable, accrued liabilities and working capital facilities approximate fair values because of the near term maturity of these instruments.

•	The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

•	The carrying value of restricted cash and short-term deposits is considered to be equal to the estimated fair value because of their near term maturity.

•	The estimated fair value for the liability component of the unsecured convertible bonds is based on the quoted market price as at the balance sheet date.

•
The estimated fair values for both the floating long-term debt and short-term debt to a related party are considered to be equal to the carrying value since they bear variable interest rates, which are adjusted on a quarterly or six-monthly basis.

•
The fair value measurement of a liability must reflect the non-performance of the entity. Therefore, the impact of our credit worthiness has also been factored into the fair value measurement of the derivative instruments in a liability position.

•
The fair value of the Earn-Out Units was determined using a Monte-Carlo simulation method. This simulation was performed within the Black Scholes option pricing model then solved via an iterative process by applying the Newton-Raphson method for the fair value of the Earn-Out Units, such that the price of a unit output by the Monte-Carlo simulation equaled the price observed in the market. The method took into account the historical volatility, dividend yield as well as the share price of the Golar Partners common units as of the IDR Reset date and at balance sheet date.

•
The fair value of the oil derivative instrument was determined using the estimated discounted cash flows of the additional payments due to us as a result of oil prices moving above a contractual oil price floor over the term of the LTA. Significant inputs used in the valuation of the oil derivative instrument include management’s estimate of an appropriate discount rate and the length of time to blend the long-term and the short-term oil prices obtained from quoted prices in active markets.

•
The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive value at the end of each period, reduced by the effects of master netting arrangements. It is our policy to enter into master netting agreements with counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of the amounts owed to the counterparty by offsetting them against amounts that the counterparty owes to us.

•
Our pension plan assets are primarily invested in funds holding equity and debt securities, which are valued at quoted market price. These plan assets are classified within Level 1 of the fair value hierarchy (see note 24).

The following table summarizes the fair value of our derivative instruments on a gross basis (none of which have been designated as hedges) recorded in our consolidated balance sheets as of December 31, 2018 and 2017:

	Balance sheet classification	2018	2017
(in thousands of $)
Asset derivatives
Oil derivative instrument	Other non-current assets	84,730	94,700
Earn-Out Units asset	Other non-current assets	—	7,400
Interest rate swaps	Other current and non-current assets	10,770	10,166
Foreign exchange swaps	Other non-current assets	—	51
Total asset derivatives		95,500	112,317
Liability derivatives
Foreign exchange swaps	Other current liabilities	1,322	223
Total return equity swap	Other current liabilities	70,804	40,141
Total liability derivatives		72,126	40,364

We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of December 31, 2018 and 2017 would be adjusted as detailed in the following table:

	2018			2017
	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
(in thousands of $)
Total asset derivatives	10,770	—	10,770	10,166	—	10,166

The total return equity swap has a credit arrangement that requires us to provide cash collateral equaling 20% of the initial purchase price and to subsequently post additional cash collateral that corresponds to any further unrealized loss. As at December 31, 2018 cash collateral amounting to $82.9 million has been provided (see note 14).

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents and restricted cash to the extent that substantially all of the amounts are carried with Nordea Bank of Finland PLC, DNB Bank ASA, Citibank, Standard Chartered and Danske Bank. However, we believe this risk is remote, as they are established and reputable establishments with no prior history of default.

There is a concentration of financing risk with respect to our long-term debt to the extent that a substantial amount of our long-term debt is carried with K-Sure, KEXIM and commercial lenders of our $1.125 billion facility, as well as with ICBCL, CMBL, CCBFL, COSCO and CSSC in regards to our sale and leaseback arrangements (see note 5). We believe these counterparties to be sound financial institutions. Therefore, we believe this risk is remote.

We have a substantial equity investment in our former subsidiary, Golar Partners, that from December 13, 2012 is considered as our affiliate and not our controlled subsidiary. As of December 31, 2018, our ownership interest was 32.0% and the aggregate carrying value of the investments recorded in our balance sheet as of December 31, 2018 was $271.2 million, being the total of our ownership interest (common and general partner interests) plus IDRs. Accordingly, the value of our investments and the income generated from Golar Partners is subject to specific risks associated with its business. Golar Partners operates in the same business as us and as of December 31, 2018 had a fleet of ten vessels managed by us, under contract, with five of these vessels operating under medium to long-term charters. During the year ended December 31, 2018, we recognized an impairment loss of $149.4 million on our investment in Golar Partners. Refer to note 9.

We also have a substantial equity investment in our joint venture, Golar Power. As of December 31, 2018, our ownership interest was 50% and the aggregate carrying value of the investment recorded in our balance sheet as of December 31, 2018 was $266.2 million. Accordingly, the value of our investment and the income generated from Golar Power is subject to specific risks associated with its business. Golar Power offers integrated LNG based downstream solutions through the ownership and operation of FSRUs and associated terminal and power generation infrastructure. Furthermore, in the event the decline in the fair value of this investment falls below the carrying value and it was determined to be other-than-temporary, we would be required to recognize an impairment loss.

A further concentration of supplier risk exists in relation to our vessels undergoing or pending FLNG conversion with Keppel and B&V. However, we believe this risk is remote as Keppel are global leaders in the shipbuilding and vessel conversion sectors while B&V is a global engineering, procurement and construction company.